TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.03

Extended Survival of 9 - and 10 - Gene Edited Pig Heart Xenografts with Ischemia Minimization and CD154 Costimulation Blockade – Based Immunosuppression June 4, 2024 Ɣ Amir Sanatkar MD. 1 Center for Transplantation Sciences, Massachusetts General Hospital and Harvard Medical School, Boston, MA

Relevant Disclosures • R. Chaban was supported by the Benjamin Research Fellowship from the German Research Foundation (DFG) • I. Ileka is supported by T32 5T32 AI007529 - 24 • Gene edited pigs were provided by Revivicor and NSRRC (NIH grant U42OD011140) • Tonix Pharmaceuticals provided TNX - 1500*, a humanized, Fc - modified, dimeric anti - CD154 mAb • This work was supported by NIH grants UO1 AI153612 (Pierson), U19 AI090959 (Cooper), and sponsored research agreements with Tonix Pharmaceuticals * TNX - 1500 is an investigational new biologics and is not approved for any indication

Background

- Gene-edited (GE) pigs for Xenotransplantation.
  - **Removal of** CHO antigen targets of preformed Ab
    - TKO (Gal-1,3-αGal, Neu5Gc, β4Gal)
  - **Addition of** human regulatory molecules
    - Complement: CD46, CD55, CD59
    - Coagulation: TBM, EPCR, TFPI
  - **Addition of** human anti-inflammatory 'transgenes'
    - CD47, HLA-E/β2μg, HO-1, A20, CD39

HARVARD MEDICAL SCHOOL

ATC2024 AMERICAN TRANSPLANT CONGRESS PHILADELPHIA, PA • JUNE 1-5

MASSACHUSETTS GENERAL HOSPITAL
CENTER FOR TRANSPLANTATION SCIENCES

Methods

- Current study:
  - 3-, 9-, or 10-GE pig hearts
  - novel costimulation-based immunosuppressive (TONIX-1500)
  - cold-perfused storage technique designed to minimize graft ischemia.
- Eight **baboon** recipients received heterotopic heart transplants
- 3 Reference pig hearts (National Swine Resource & Research Ctr: NSRRC)
  - 3-GE pigs (n=3): GalKO.β4GALNT2KO.Hcd55
- 5 Multi-GE pig hearts (Revivicor)
  - 9-GE pigs (n=3): GalKO.β4GalNT2KO.GHRKO.hCD46.hCD55.hTBM.hEPCR.hCD47.hHO-1
  - 10-GE pigs (n=2): GalKO.β4GalNT2KO. CMAHKO.GHRKO.hCD46.CD55.hTBM.hEPCR.hCD47.hHO-1.

HARVARD MEDICAL SCHOOL
ATC2024 AMERICAN TRANSPLANT CONGRESS PHILADELPHIA, PA • JUNE 1-5
MASSACHUSETTS GENERAL HOSPITAL
CENTER FOR TRANSPLANTATION SCIENCES

Preservation Methods: Steen Ischemia Minimization 5 » battery - powered portable perfusion circuit » 4 o C Steen Solution buffered extracellular solution (laboratory - made) » Protocol 2 - hr perfusion » 240ml of washed human RBCs + 760 ml Steen solution » Aortic perfusion at 4 o C, 40 - 50 mmHg, immersed in reservoir; LV vent

Methods: Heterotopic Heart Transplantation

Methods: Recipient Immunosuppressive Treatment Regimen • Induction : o ATG o α CD20 • Day 0 : o TNF ( inh ) o IL - 6 ( inh ) o Thromboxane inhibitor (BIA) • Maintenance Therapy : o α CD154 (TNX - 1500) o MMF o Corticosteroids o IL - 6 ( inh )

0 100 200 300 400 500 0 50 100 Survival post Heart Tx Days P r o b a b i l i t y o f S u r v i v a l 3G 9G 10G Results: Xenograft survival

Results: Summary

Animal ID	GE	Anticoagulation	Major complication	Graft Survival (Days)	Final Biopsy
B3022	3G	Heparin IV	Graft rupture	3	Antibody mediated rejection
B2922	3G	Heparin IV	Graft rupture	5	Antibody mediated rejection
B8522	3G	Heparin IV	Refractory Ventricular fibrillation	0	No evidence of rejection
B7421	9G	No	Refractory Ventricular fibrillation	0	Antibody mediated rejection (Inadequate IRI protection)
B2721	9G	Heparin IV for 10 days	None	393	No evidence of rejection
B6921	9G	Heparin IV for 10 days	None	13	Antibody mediated rejection (High preformed IgM)
B7221	10G	Heparin IV for 8 days, then heparin sc for 2 weeks, ASA po daily	None	113	Antibody mediated rejection (Grade 3), Acute cellular rejection (3R)
B2622	10G	Heparin IV for 8 days, then heparin sc continue, ASA po daily	None	243	No evidence of rejection (FTT, Loss of abdominal domain?)

HARVARD MEDICAL SCHOOL
ATC2024 AMERICAN TRANSPLANT CONGRESS PHILADELPHIA, PA • JUNE 1-5
MASSACHUSETTS GENERAL HOSPITAL
CENTER FOR TRANSPLANTATION SCIENCES

Results: Graft Survival, Function, and Morphology

Results: CRP, IL - 6 *Dashed lined is the upper limit of the CRP assay *

Results: Clinical condition, cardiac injury

Anti - donor antibody levels:

A B2721 (9GE) D#50 B B2721 (9GE) D#50 C B2721 (9GE) D#275 D B2721 (9GE) D#275 Results: Histology

E B7221 (10GE) D#50 F B7221 (10GE) D#50 G B7221 (10GE) D#113 H B7221 (10GE) D#113 Results: Histology

Results: Histology

Conclusions • 9 - or 10 - GE pig hearts exhibit promising performance.(Compared to reference basic genetics) in a clinically applicable regimen • Peri - transplant myocardial injury and systemic inflammation occur consistently, However; recovery and survival can be achieved using Gene modifications and Ischemia minimization. • Further evaluation in an orthotopic heart model.

Acknowledgments